Exhibit (g)(19)

APPENDIX A

TO CUSTODIAN AGREEMENT

BETWEEN

STATE STREET BANK AND TRUST COMPANY

AND

EACH OF THE INVESTMENT COMPANIES HERETO

UPDATED AS OF FEBRUARY 2, 2015

Trust	Fund	Effective
Fidelity Advisor Series I	Fidelity Advisor Dividend Growth Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Equity Value Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Series Growth Opportunities Fund	October 23, 2013
Fidelity Advisor Series I	Fidelity Advisor Series Small Cap Fund	October 23, 2013
Fidelity Advisor Series I	Fidelity Advisor Small Cap Fund	January 1, 2007
Fidelity Advisor Series II	Fidelity Advisor Strategic Income Fund	March 11, 2011
Fidelity Advisor Series VII	Fidelity Advisor Biotechnology Fund	January 1, 2007
Fidelity Advisor Series VII	Fidelity Advisor Communications Equipment Fund	January 1, 2007
Fidelity Advisor Series VII	Fidelity Advisor Electronics Fund	January 1, 2007
Fidelity Advisor Series VIII	Fidelity Advisor Diversified International Fund	January 1, 2007
Fidelity Advisor Series VIII	Fidelity Advisor Global Capital Appreciation Fund	January 1, 2007
Fidelity Capital Trust	Fidelity Disciplined Equity Fund	January 1, 2007
Fidelity Capital Trust	Fidelity Value Fund	February 25, 2011
Fidelity Covington Trust	Fidelity MSCI Consumer Discretionary Index ETF	October 21, 2013
Fidelity Covington Trust	Fidelity MSCI Consumer Staples Index ETF	October 21, 2013
Fidelity Covington Trust	Fidelity MSCI Energy Index ETF	October 21, 2013
Fidelity Covington Trust	Fidelity MSCI Financials Index ETF	October 21, 2013
Fidelity Covington Trust	Fidelity MSCI Health Care Index ETF	October 21, 2013
Fidelity Covington Trust	Fidelity MSCI Industrials Index ETF	October 21, 2013
Fidelity Covington Trust	Fidelity MSCI Information Technology Index ETF	October 21, 2013
Fidelity Covington Trust	Fidelity MSCI Materials Index ETF	October 21, 2013
Fidelity Covington Trust	Fidelity MSCI Telecommunication Services Index ETF	October 21, 2013
Fidelity Covington Trust	Fidelity MSCI Utilities Index ETF	October 21, 2013
Fidelity Covington Trust	Fidelity MSCI Real Estate Index ETF	February 2, 2015
Fidelity Commonwealth Trust	Fidelity Series Small Cap Discovery Fund	November 6, 2013
Fidelity Commonwealth Trust	Fidelity Small Cap Discovery Fund	January 1, 2007
Fidelity Destiny Portfolios	Fidelity Advisor Capital Development Fund	January 1, 2007
Fidelity Destiny Portfolios	Fidelity Advisor Diversified Stock	January 1, 2007
Fidelity Devonshire Trust	Fidelity Advisor Series Stock Selector Large Cap Value Fund	December 5, 2012
Fidelity Devonshire Trust	Fidelity Series Stock Selector Large Cap Value Fund	December 5, 2012
Fidelity Hanover Street Trust	Fidelity Emerging Markets Debt Central Fund	March 1, 2011
Fidelity Investment Trust	Fidelity Canada Fund	February 25, 2011
Fidelity Investment Trust	Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	May 4, 2008
Fidelity Investment Trust	Fidelity Europe Fund	February 25, 2011
Fidelity Investment Trust	Fidelity Global Commodity Stock Fund	March 25, 2009
Fidelity Investment Trust	Fidelity International Growth Fund	October 28, 2007
Fidelity Investment Trust	Fidelity Series International Growth Fund	October 25, 2009
Fidelity Investment Trust	Fidelity Series International Small Cap Fund	October 25, 2009
Fidelity Investment Trust	Fidelity Series International Value Fund	October 25, 2009
Fidelity Investment Trust	Fidelity Total International Equity Fund	October 28, 2007
Fidelity Magellan Fund	Fidelity Magellan Fund	January 1, 2007
Fidelity Merrimack Street Trust	Fidelity Corporate Bond ETF	September 18, 2014
Fidelity Merrimack Street Trust	Fidelity Limited Term Bond ETF	September 18, 2014
Fidelity Merrimack Street Trust	Fidelity Total Bond ETF	September 18, 2014
Fidelity Mt. Vernon Street Trust	Fidelity Series Growth Company Fund	October 23, 2013
Fidelity Salem Street Trust	Fidelity Corporate Bond Fund	April 30, 2010
Fidelity Salem Street Trust	Fidelity Conservative Income Bond Fund	March 1, 2011
Fidelity Salem Street Trust	Fidelity Series 1000 Value Index Fund	October 23, 2013
Fidelity Salem Street Trust	Spartan Mid Cap Index Fund	September 8, 2011
Fidelity Salem Street Trust	Spartan Real Estate Index Fund	September 8, 2011
Fidelity Salem Street Trust	Spartan Small Cap Index Fund	September 8, 2011
Fidelity School Street Trust	Fidelity Strategic Income Fund	March 11, 2011
Fidelity Securities Fund	Fidelity Series Real Estate Equity Fund	October 20, 2011
Fidelity Securities Fund	Fidelity Series Blue Chip Growth Fund	October 23, 2013
Fidelity Summer Street Trust	Fidelity Global High Income Fund	May 8, 2011
Variable Insurance Products Fund	Floating Rate High Income Portfolio	April 8, 2014
Variable Insurance Products Fund	Growth Portfolio	February 25, 2011
Variable Insurance Products Fund	Value Portfolio	January 1, 2007
Variable Insurance Products Fund II	Emerging Markets Portfolio	December 14, 2012
Variable Insurance Products Fund III	Dynamic Capital Appreciation Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Consumer Staples Portfolio	April 1, 2007
Variable Insurance Products Fund IV	Energy Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Materials Portfolio	April 1, 2007
Variable Insurance Products Fund IV	Telecommunications Portfolio	April 1, 2007
Variable Insurance Products Fund V	Strategic Income Portfolio	March 11, 2011

Notes:

Addition of the following exchange traded fund:

Fidelity Covington Trust: Fidelity MSCI Real Estate Index ETF

Each of the Investment Companies Listed on this Appendix "A", on behalf of each of their Respective Portfolios

By: /s/ Adrien Deberghes

Adrien Deberghes

Treasurer - Fidelity Sector Portfolios

Deputy Treasurer - Fidelity Equity and High Income Funds

Assistant Treasurer - Fidelity Fixed Income and Asset Allocation Funds

Assistant Treasurer - Fidelity Strategic Advisers Funds

State Street Bank and Trust Company By: /s/ Michael F. Rogers Name: Michael F. Rogers Title: Executive Vice President